SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 31, 2006

IMMUNOTECHNOLOGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-24641	84-1016435
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Executive Pavilion, 90 Grove Street, Ridgefield, Connecticut 06877
(Address of principal executive offices) (Zip Code)

(203)431-3300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS

This report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act") and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in these sections. All statements regarding our expected financial position, business and financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as "may," "will," "should," "expect," "anticipate," "project," "designed," "estimate," "plan" and "continue." Although we believe that our expectations in such forward-looking statements are reasonable, we cannot promise that our expectations will turn out to be correct.

These forward-looking statements are subject to certain risks, uncertainties and assumptions relating to ImmunoTechnology Corporation. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying our forward-looking statements prove incorrect, our future performance and actual results of operations could vary significantly from those anticipated, projected, believed, expected, intended or implied. We undertake no obligation to update any of the forward-looking statements in this Report, which speak only as of the date they were made.

Item 5.02   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On July 31, 2006, Mark A. Scharmann resigned as a member of our board of directors effective upon the expiration of the 10-day period beginning on the later of the date of the filing of an Information Statement on Schedule 14F-1 with the Securities and Exchange Commission pursuant to Rule 14f-1 or the date of mailing of such Information Statement to our shareholders. The combined resignations of Dan O. Price on June 30, 2006, and Mr. Scharmann on July 31, 2006, represent a complete change in the members of our board of directors since the closing of that certain Contribution Agreement entered into between ImmunoTechnology Corporation and Petals Decorative Accent LLC (“Petals”), dated June 23, 2006 (the “Contribution Agreement”). Copies of the Contribution Agreement and other agreements related to the acquisition of assets from Petals are attached as exhibits to our current reports on Form 8-K filed with the SEC on June 30, 2006 and July 7, 2006. All Company filings and exhibits thereto, may be inspected without charge at the public reference section of the SEC N.W. at 450 Fifth Street, Washington, D.C. 20549 or obtained on the SEC's website at www.sec.gov.

On August 2, 2006, our board of directors appointed Henry Sargent to fill the vacancy that will be created by Mr. Scharmann’s resignation. Mr. Sargent's appointment is conditioned and effective upon the effectiveness of Mr. Scharmann's board resignation.

Mr. Sargent is 39 years old and has been a director of Petals since its inception. He has held various executive positions with Southridge Capital Management, LLC since 1998. Prior to joining Southridge, Mr. Sargent practiced corporate law with Claugus & Mitchell, a New York law firm. Mr. Sargent is a CFA and received his BA from Connecticut College and his JD from Fordham University.

At the time of this filing, Mr. Sargent is not, and we do not expect him to be, named to any committees of the board of directors.

Mr. Sargent is not a party to any transactions with us that we would be required to disclose pursuant to Item 404(a) of Regulation S-B promulgated under the Securities Act of 1933. However, on August 2, 2006, Petals filed a Form 4 with the SEC to report that it had entered into an Assignment Agreement with Mountain West Partners LLC (“MWP”), dated July 31, 2006, pursuant to which it assigned 5,700,000 shares of our common stock to MWP in exchange for services rendered. Mr. Sargent is a control person of MWP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNOTECHNOLOGY CORPORATION

Dated:August 4, 2006	By: /s/ Stephen M. Hicks
Stephen M. Hicks
President